Exhibit 10.2

EXHIBIT O
AMENDED AND RESTATED GUARANTY
THIS AMENDED AND RESTATED GUARANTY (this “Guaranty”) is executed as of September 1, 2011, by and among GRAMERCY CAPITAL CORP., a Maryland corporation (the “Guarantor”), KBS DEBT HOLDINGS MEZZ HOLDER, LLC, a Delaware limited liability company, KBS GKK PARTICIPATION HOLDINGS I, LLC, a Delaware limited liability company, KBS GKK PARTICIPATION HOLDINGS II, LLC, a Delaware limited liability company, KBS ACQUISITION SUB, LLC, a Delaware limited liability company, and KBS ACQUISITION HOLDINGS, LLC, a Delaware limited liability company (collectively, and together with their respective successors and assigns, including any lawful holder of any portion of the Loan (as hereinafter defined) collectively, “Lender”).
W I T N E S S E T H:
WHEREAS, the entities listed on Schedule A hereto (collectively, “Borrower”) and Lender (as successor to Goldman Sachs Mortgage Company, a New York limited partnership (“Goldman”), Citicorp North American, Inc., a New York corporation (“Citi”), and SL Green Realty Corp., a Maryland corporation (together with Goldman and Citi, “Original Lender”)), are parties to that certain Amended and Restated Senior Mezzanine Loan Agreement, effective as of August 22, 2008, as amended by that certain Amendment to Amended and Restated Loan Agreement, dated as of March 9, 2010, that certain extension agreement dated March 13, 2011, that certain extension agreement dated April 18, 2011, and that certain extension agreement dated April 29, 2011 (as amended, the “Loan Agreement”; and the loan described therein, the “Loan”; unless otherwise provided, all capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Loan Agreement).
WHEREAS, Lender required as a condition to making the Loan that Guarantor agreed to unconditionally guaranty for the benefit of Original Lender and its successors and assigns, the full and timely payment and performance of certain obligations pursuant to that certain Guaranty, dated April 1, 2008 (the “Original Guaranty”), from Guarantor to Original Lender (as predecessors in interest to Lender);
WHEREAS, in connection with that certain Collateral Transfer and Settlement Agreement, dated as of September 1, 2011 (the “Settlement Agreement”), by and between GKK Stars Acquisition LLC (“GKK Stars”) and Lender, the Guarantor and Lender desire to amend and restate the Original Guaranty in its entirety;
WHEREAS, Guarantor, as the 100% indirect owner of GKK Stars, and Lender have each derived a substantial economic benefit by the entry into and consummation of the transactions contemplated by the Settlement Agreement;
WHEREAS, Guarantor and Lender have agreed to execute and deliver this Guaranty to amend and restate the Original Guaranty in order to induce each other to enter into and consummate the Settlement Agreement.

NOW, THEREFORE, in consideration for, and as an inducement to, Guarantor and Lender each entering into the Settlement Agreement and consummating the transactions contemplated thereby, and for other good and valuable consideration the legal sufficiency of which and receipt thereof are hereby acknowledged, effective on the Release Effective Date (as such term is defined in the Settlement Agreement), and not until the Release Effective Date, that the parties hereby agree that the Original Guaranty shall be amended and restated in its entirety as follows:
ARTICLE I
NATURE AND SCOPE OF GUARANTY
1.1Guaranty of Obligations. Guarantor hereby absolutely, irrevocably and unconditionally guarantees to Lender the full and timely payment and performance of all of the Guaranteed Obligations as and when the same shall be due and payable, whether by lapse of time, by acceleration of maturity or otherwise; provided, however, that Guarantor shall have no obligations or liability hereunder unless there shall have occurred a Breach Event (as defined in the Settlement Agreement) pursuant to Section 9.1(e) of the Settlement Agreement which has not been deemed waived pursuant to the second sentence of Section 9.3 of the Settlement Agreement. Guarantor hereby absolutely, irrevocably and unconditionally covenants and agrees that it is liable for the Guaranteed Obligations as primary obligor; provided that Guarantor’s liability under this Guaranty shall in no event exceed the difference between (i) the principal balance outstanding under the KBS Master Repurchase Agreement (as defined in the Settlement Agreement) as of the Release Effective Date, and (ii) all principal amounts indefeasibly repaid by Lender or its affiliates under the KBS Master Repurchase Agreement (such difference being the “Outstanding Principal Amount”).
1.2Definitions of Guaranteed Obligations. As used herein, the term “Guaranteed Obligations” means all obligations and liabilities of Borrower under the last paragraph of Section 9.19(b) of the Loan Agreement, other than clauses (x)(i) and (y) of such paragraph, provided however, that if the obligations and liabilities of the Borrower under the Loan Agreement are less than the Outstanding Principal Amount, the amount of the Guaranteed Obligations shall be equal to the Outstanding Principal Amount.
1.3Nature of Guaranty. This Guaranty is an irrevocable, absolute and continuing guaranty of payment and not a guaranty of collection. No exculpatory language contained in any of the other Loan Documents shall in any event or under any circumstances modify, qualify or affect the personal recourse obligations and liabilities of Guarantor hereunder. This Guaranty may not be revoked by Guarantor and shall continue to be effective with respect to the Guaranteed Obligations arising or created after any attempted revocation by Guarantor and, if Guarantor is a natural person, after Guarantor’s death, in which event this Guaranty shall be binding upon Guarantor’s estate and Guarantor’s legal representatives and heirs. It is the intent of Guarantor and Lender that the obligations and liabilities of Guarantor hereunder are absolute and unconditional under any and all circumstances and that so long as any portion of the Indebtedness shall be outstanding, such obligations and liabilities shall not be discharged or released in whole or in part, by any act or occurrence (including, without limitation, the fact that at any time or from time to time the Indebtedness or the Guaranteed Obligations may be increased or reduced) which might, but for the provisions of this Guaranty, be deemed a legal or equitable discharge or release of Guarantor. Subject to Section 5.1 hereof, this Guaranty may be enforced by Lender and any subsequent holder of the Note or any part thereof and shall not be discharged by the assignment or negotiation of all or any part of the Note.
Notwithstanding any other provision of this Guaranty to the contrary, the Guaranteed Obligations shall not include any obligations and liabilities of Borrower arising solely as a result of the exercise by Lender or an affiliate of any remedies provided in the Loan Documents or the Settlement Agreement.
1.4Guaranteed Obligations Not Reduced by Set-Off. The Guaranteed Obligations and the liabilities and obligations of Guarantor to Lender hereunder shall not be reduced, discharged or released because or by reason of any existing or future set-off, offset, claim or defense of any kind or nature, other than the defense that such Guaranteed Obligations have been paid in full by Borrower in accordance with the Loan Documents, or the outstanding amounts under the KBS Master Repurchase Agreement have been indefeasibly paid in full, which Borrower, Guarantor or any other Person has or may hereafter have against Lender or against payment of the Indebtedness or the Guaranteed Obligations, whether such set-off, offset, claim or defense arises in connection with the Guaranteed Obligations or otherwise.
1.5No Duty to Pursue Others; No Duty to Mitigate. It shall not be necessary for Lender (and Guarantor hereby waives any rights which Guarantor may have to require Lender) to take any action, obtain any judgment or file any claim prior to enforcing this Guaranty, including, without limitation, to (i) institute suit or otherwise enforce Lender’s rights, or exhaust its remedies, against Borrower or any other Person liable on all or any part of the Indebtedness or the Guaranteed Obligations, or against any other Person, (ii) enforce Lender’s rights, or exhaust any remedies available to Lender, against any collateral which shall ever have been given to secure all or any part of the Indebtedness or the Guaranteed Obligations, (iii) join Borrower or any other Person liable on the Guaranteed Obligations in any action seeking to enforce this Guaranty or (iv) resort to any other means of obtaining payment of all or any part of the Indebtedness or the Guaranteed Obligations. Lender shall not be required to mitigate damages or take any other action to reduce, collect or enforce the Guaranteed Obligations.
1.6Payment by Guarantor. If all or any part of the Guaranteed Obligations shall not be punctually paid or performed when due, whether at demand or otherwise, Guarantor shall promptly, upon written demand (made in accordance with Section 5.14), but in any event within 5 Business Days from the date such demand is made by Lender and without presentment, protest, notice of protest, notice of non-payment, notice of intention to accelerate the maturity, notice of acceleration of the maturity or any other notice whatsoever, pay in lawful money of the United States of America, the amount due thereon to Lender. Amounts not paid when due hereunder shall accrue interest at the Default Rate, unless such amounts already include interest at the Default Rate pursuant to the terms of the other Loan Documents. Such demands may be made at any time coincident with or after the time for payment of all or any part of the Guaranteed Obligations and may be made from time to time with respect to the same or different Guaranteed Obligations.

1.7Application of Payments. If, at any time, there is any Indebtedness or obligations of Borrower to Lender which is not guaranteed by Guarantor, Lender, without in any manner impairing its rights hereunder, may, at its option, apply all amounts realized by Lender from any collateral or security held by Lender first to the payment of such unguaranteed Indebtedness or obligations, with the remaining amounts, if any, to then be applied to the payment of the Indebtedness or obligations guaranteed by Guarantor.
1.8Waivers.
(a)Guarantor hereby assents to all of the terms and agreements heretofore or hereafter made by Borrower with Lender (including, without limitation, the provisions of the Loan Documents) and hereby waives diligence, presentment, protest, demand on Borrower for payment or otherwise, filing of claims, requirement of a prior proceeding against Borrower and all notices (other than notices expressly provided for hereunder or required to be delivered under applicable law), including, without limitation, notice of:
(i)the acceptance of this Guaranty;
(ii)any amendment, modification, replacement or extension of any of the Loan Documents;
(iii)the execution and delivery by Borrower and Lender of any other loan or credit agreement or of Borrower’s execution and delivery of any promissory note or other documents arising under the Loan Documents or in connection with the Property;
(iv)Lender’s transfer, participation, componentization or other disposition of all or any part of the Loan or this Guaranty, or an interest therein;
(v)the sale or foreclosure (or posting or advertising for sale or foreclosure), or assignment-in-lieu of foreclosure, of any collateral for the Guaranteed Obligations;
(vi)any protest, proof of non-payment or default by Borrower, or the occurrence of a breach or an Event of Default, or the intent to accelerate or of acceleration in relation to any instrument relating to the Indebtedness or the Guaranteed Obligations;
(vii)the obtaining or release of any guaranty or surety agreement, pledge, assignment or other security for the Indebtedness or the Guaranteed Obligations, or any part thereof; or
(viii)any other action at any time taken or omitted to be taken by Lender generally and any and all demands and notices of every kind in connection with this Guaranty, the other Loan Documents and any other documents or agreements evidencing, securing or relating to the Indebtedness or the Guaranteed Obligations, or any part thereof.
(b)    Guarantor hereby waives any and all rights it may now or hereafter have to, and covenants and agrees that it shall not at any time, insist upon, plead or in any manner whatsoever claim or take the benefit or advantage of, any and all appraisal, valuation, stay, extension, marshaling-of-assets or redemption laws, or right of homestead or exemption, whether now or at any time hereafter in force, that may delay, prevent or otherwise affect the performance by Guarantor of its obligations under, or the enforcement by Lender of, this Guaranty. Guarantor hereby further waives any and all rights it may now or hereafter have to, and covenants and agrees that it shall not, set up or claim any defense, counterclaim, cross-claim, set-off, offset, right of recoupment or other objection of any kind to any action, suit or proceeding in law, equity or otherwise, or to any demand or claim that may be instituted or made by Lender hereunder, except for the defense of the actual timely performance of the Guaranteed Obligations hereunder.
(c)Guarantor specifically acknowledges and agrees that the waivers made by it in this Section and in the other provisions of this Guaranty are of the essence of the Loan transaction and Settlement Agreement and that, but for this Guaranty and such waivers, Lender would not enter into and consummate the Settlement Agreement with GKK Stars.
1.9Waiver of Subrogation, Reimbursement and Contribution. Notwithstanding anything to the contrary contained herein, Guarantor hereby unconditionally and irrevocably waives, releases and abrogates any and all rights it may now or hereafter have under any agreement, at law or in equity (including, without limitation, any law subrogating the Guarantor to the rights of Lender), to assert any claim against or seek contribution, indemnification or any other form of reimbursement from Borrower or any other Person liable for payment of any or all of the Guaranteed Obligations for any payment made by Guarantor under or in connection with this Guaranty or otherwise.
1.10Reinstatement; Effect of Bankruptcy. Guarantor agrees that if at any time all or any part of any payment at any time received by Lender from, or on behalf of, Borrower or Guarantor under or with respect to this Guaranty is held to constitute a Preferential Payment (as defined in Section 4.4 hereof), or if Lender is required to rescind, restore or return all or part of any such payment or pay the amount thereof to another Person for any reason (including, without limitation, the insolvency, bankruptcy reorganization, receivership or other debtor relief law or any judgment, order or decision thereunder), then the Guaranteed Obligations hereunder shall, to the extent of the payment rescinded, restored or returned, be deemed to have continued in existence notwithstanding such previous receipt by Lender, and the Guaranteed Obligations hereunder shall continue to be effective or reinstated, as the case may be, as to such payment as though such previous payment to Lender had never been made.
ARTICLE II
EVENTS AND CIRCUMSTANCES NOT REDUCING OR DISCHARGING GUARANTOR’S OBLIGATIONS
2.1Events and Circumstances Not Reducing or Discharging Guarantor’s Obligations. Guarantor hereby consents and agrees to each of the following and agrees that Guarantor’s obligations under this Guaranty shall not be released, diminished, impaired, reduced or adversely affected in any way by any of the following, although without notice to or the further consent of Guarantor, and waives any common law, equitable, statutory or other rights

(including, without limitation, rights to notice) or defenses which Guarantor might otherwise have as a result of or in connection with any of the following:
(a)Modifications. Any change in the time, manner or place of payment of all or any part of the Indebtedness or the Guaranteed Obligations, or in any other term thereof, or any renewal, extension, increase, alteration, rearrangement, amendment or other modification to any provision of any of the Loan Documents or any other document, instrument, contract or understanding between Borrower and Lender or any other Person pertaining to the Indebtedness or the Guaranteed Obligations.
(b)Adjustment. Any adjustment, indulgence, forbearance, waiver, consent or compromise that Lender might extend, grant or give to Borrower, Guarantor or any other Person with respect to any provision of this Guaranty or any of the other Loan Documents.
(c)Condition of Borrower or Guarantor. Any Borrower’s, any Mortgaged Property Owner’s, or Guarantor’s voluntary or involuntary liquidation, dissolution, sale of all or substantially all of their respective assets and liabilities, appointment of a trustee, receiver, liquidator, sequestrator or conservator for all or any part of any Borrower’s, any Mortgaged Property Owner’s, or Guarantor’s assets, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, consolidation, merger arrangement, composition, readjustment or the commencement of any other similar proceedings affecting any Borrower, any Mortgaged Property Owner, or Guarantor or any of the assets of any of them, including, without limitation, (A) the release or discharge of Borrower from the payment and performance of its obligations under any of the Loan Documents by operation of law, (B) the release or discharge of any Mortgaged Property Owner from the payment and performance of its obligations under any of the Mortgaged Property Debt Documents by operation of law, (C) the impairment, limitation or modification of the liability of any Borrower, the partners of any Borrower or Guarantor, or of any remedy for the enforcement of Lender’s rights, under this Guaranty or any of the other Loan Documents resulting from the operation of any present or future provisions of the Bankruptcy Code or other present or future federal, state or applicable statute of law or from the decision in any court or (D) the impairment, limitation or modification of the liability of any Mortgaged Property Owner, the partners of any Mortgaged Property Owner or Guarantor, or of any remedy for the enforcement of Mortgage Lender’’s rights, under any of the Mortgage Loan Documents, resulting from the operation of any present or future provisions of the Bankruptcy Code or other present or future federal, state or applicable statute of law or from the decision in any court .
(d)Invalidity of Guaranteed Obligations. The invalidity, illegality, irregularity or unenforceability of all or any part of this Guaranty, the Mortgage Loan Documents, or of any of the Loan Documents, or of any other document or agreement executed in connection with the Indebtedness, the indebtedness under the Mortgage Loan or the Guaranteed Obligations for any reason whatsoever, including, without limitation, the fact that (i) the Indebtedness, the indebtedness under the Mortgage Loan or the Guaranteed Obligations, or any part thereof, exceeds the amount permitted by law, (ii) the act of creating the Indebtedness, the indebtedness under the Mortgage Loan or the Guaranteed Obligations, or any part thereof, is ultra vires, (iii) the officers or representatives executing the Loan Documents or the Mortgage Loan Documents or any other document or agreement executed in connection with the creating of the Indebtedness, the indebtedness under the Mortgage Loan or the Guaranteed Obligations, or any part thereof, acted in excess of their authority, (iv) the Indebtedness, the indebtedness under the Mortgage Loan or the Guaranteed Obligations, or any part thereof, violates applicable usury laws, (v) any Borrower, any Mortgaged property Owner or Guarantor has valid defenses, claims or offsets (whether at law, in equity or by agreement) which render the Indebtedness, the indebtedness under the Mortgage Loan or the Guaranteed Obligations wholly or partially uncollectible, (vi) the creation, performance or repayment of the Indebtedness, the indebtedness under the Mortgage Loan or the Guaranteed Obligations, or any part thereof (or the execution, delivery and performance of any document or instrument representing the Indebtedness, the indebtedness under the Mortgage Loan or the Guaranteed Obligations, or any part thereof, or executed in connection with the Indebtedness, the indebtedness under the Mortgage Loan or the Guaranteed Obligations, or given to secure the repayment of the Indebtedness, the indebtedness under the Mortgage Loan or the Guaranteed Obligations, or any part thereof), is illegal, uncollectible, legally impossible or unenforceable or (vii) any of the Loan Documents or Mortgage Loan Documents or any other document or agreement executed in connection with the Indebtedness, the indebtedness under the Mortgage Loan or the Guaranteed Obligations, or any part thereof, has been forged or otherwise are irregular or not genuine or authentic.
(e)Release of Obligors. Any compromise or full or partial release of the liability of any Borrower or any other Person now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the obligations under this Guaranty or any of the other Loan Documents.
(f)Release of Collateral; Other Collateral. Any release, surrender, exchange, subordination, deterioration, waste, loss or impairment by Lender or Mortgage Lender(including, without limitation, negligent, willful, unreasonable or unjustifiable impairment) of, or failure to perfect or obtain protection of, any collateral, property or security at any time existing in connection with, or assuring or securing payment of, all or any part of the Indebtedness, the indebtedness under the Mortgage Loan or the Guaranteed Obligations; or the taking or accepting of any other security, collateral or guaranty or other assurance of payment for all or any part of the Indebtedness, the indebtedness under the Mortgage Loan or the Guaranteed Obligations.
(g)Offset. Any existing or future right of set-off, offset, claim, counterclaim or defense of any kind or nature against Lender or any other Person, which may be available to or asserted by Guarantor or Borrower.
(h)Change in Law. Any change in the laws, rules or regulations of any jurisdiction or any present or future action of any Governmental Authority or court amending, varying, reducing or otherwise affecting, or purporting to amend, vary, reduce or otherwise affect, any of the obligations of any Borrower under any of the Loan Documents, any Mortgaged Property Owner under the Mortgage Loan Documents or Guarantor under this Guaranty.
(i)Event of Default. The occurrence of any Event of Default or any potential Event of Default under any of the Loan Documents or any of the Mortgage Loan Documents, whether or not Lender or Mortgage Lender has exercised any of its rights and remedies under the Loan Documents or the Mortgage Loan Documents, as the case may be, upon the happening of any such Event of Default or potential Event of Default.

(j)Actions Omitted. The absence of any action to enforce any of Lender’s rights under the Loan Documents or Mortgage Lender’s rights under the Mortgage Loan Documents, or available to Lender or Mortgage Lender at law, equity or otherwise, to recover any judgment against Borrower or any Mortgaged Property Owner or to enforce a judgment against Borrower or any Mortgaged Property Owner under any of the Loan Documents or Mortgage Loan Documents, as the case may be.
(k)Other Circumstances. Any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor generally, it being the unambiguous and unequivocal intention of Guarantor and Lender that the liability of Guarantor hereunder shall be direct and immediate and that Guarantor shall be obligated to pay the Guaranteed Obligations when due, notwithstanding any occurrence, circumstance, event, action, or omission whatsoever, whether contemplated or uncontemplated, and whether or not otherwise or particularly described herein, except for the full and final payment and satisfaction of the Guaranteed Obligations.
2.2Indebtedness or Other Obligations of Guarantor. If Guarantor is or becomes liable for any Indebtedness owed by Borrower to Lender by endorsement or otherwise than under this Guaranty such liability shall not be in any manner impaired or affected by this Guaranty and the rights of Lender hereunder shall be cumulative of any and all other rights that Lender may ever have against Guarantor. The exercise by Lender of any right or remedy hereunder or under any other instrument or at law or in equity shall not preclude the concurrent or subsequent exercise of any right or remedy under any other instrument or at law or in equity, including the making of multiple demands hereunder. Further, without in any way diminishing or limiting the generality of the foregoing, it is specifically understood and agreed that this Guaranty is given by Guarantor as an additional guaranty to any and all guarantees as may heretofore have been or may hereafter be executed and delivered by Guarantor in favor of Lender, whether relating to the obligations of Borrower under the Loan Documents or otherwise, and nothing herein shall ever be deemed to replace or be in-lieu of any other such previous or subsequent guarantees.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
3.1Representations and Warranties. To induce Lender to enter into the Settlement Agreement, Guarantor hereby represents and warrants to Lender that, on the date hereof and during the duration of this Guaranty:
(a)Due Formation, Authorization and Enforceability. Guarantor is duly organized and validly existing under the laws of the jurisdiction of its incorporation or formation, as the case may be, and has full power and legal right to execute and deliver this Guaranty and to perform under this Guaranty and the transactions contemplated hereunder. Guarantor has taken all necessary action to authorize the execution, delivery and performance of this Guaranty and the transactions contemplated hereunder. This Guaranty has been duly authorized, executed and delivered by Guarantor and constitutes a legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms.

(b)Benefit to Guarantor. Guarantor hereby acknowledges that Lender would not enter into the Settlement Agreement but for the personal liability undertaken by Guarantor under this Guaranty. Guarantor (i) is an affiliate of GKK Stars, (ii) has received, or will receive, direct and/or indirect benefit from the entry into the Settlement Agreement by GKK Stars and Lender and (iii) has received, or will receive, direct and/or indirect benefit from the making of this Guaranty with respect to the Guaranteed Obligations.
(c)Familiarity and Reliance. Guarantor is familiar with, and has independently reviewed books and records regarding, the financial condition of GKK Stars and Borrower and is familiar with the value of any and all collateral granted, or intended to be granted, as security for the Indebtedness or the Guaranteed Obligations; provided, however, Guarantor is not relying on such financial condition or such collateral as an inducement to enter into this Guaranty.
(d)No Representation by Lender. Except as set forth in the Settlement Agreement, neither Lender nor any other Person has made any representation, warranty or statement to Guarantor or to any other Person in order to induce the Guarantor to execute this Guaranty.
(e)Solvency. Guarantor has not entered into this Guaranty with the actual intent to hinder, delay or defraud any creditor. Guarantor received reasonably equivalent value in exchange for the Guaranteed Obligations. Guarantor is not presently insolvent, and the execution and delivery of this Guaranty will not render Guarantor insolvent.
(f)No Conflicts. The execution and delivery of this Guaranty by Guarantor, and the performance of transactions contemplated hereunder do not and will not (i) conflict with or violate any Legal Requirements or any governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions of Governmental Authorities (including Environmental Laws) affecting Guarantor or any of its assets or property, (ii) conflict with, result in a breach of, or constitute a default (including any circumstance or event which would be a default but for the lack of due notice or lapse of time or both) under any of the terms, conditions or provisions of any of Guarantor’s organizational documents or any agreement or instrument to which Guarantor is a party, or by which Guarantor or its assets or property are bound or (iii) result in the creation or imposition of any Lien on any of Guarantor’s assets or property.
(g)Litigation. There is no action, suit, proceeding, arbitration or investigation pending or, to Guarantor’s knowledge after due and diligent inquiry, threatened against Guarantor in any court or by or before any other Governmental Authority, in each case, which is reasonably likely to have consequences that would materially and adversely affect the performance of Guarantor’s obligations and duties under this Guaranty. There are no outstanding or unpaid judgments against Guarantor.
(h)Consents. To Guarantor’s knowledge, no consent, approval, authorization, order or filings of or with any court or Governmental Authority is required for the execution, delivery and performance by Guarantor of, or compliance by Guarantor with, this Guaranty or the consummation of the transactions contemplated hereunder, other than those which have been obtained by Guarantor.

(i)Compliance. To Guarantor’s knowledge, Guarantor is not in default or violation of any regulation, order, writ, injunction, decree or demand of any Governmental Authority, the violation or default of which might have consequences that are reasonably likely to materially and adversely affect the condition (financial or otherwise) or business of Guarantor or would reasonably likely have consequences that would materially and adversely affect its performance hereunder.
(j)No Defenses. This Guaranty and the obligations of Guarantor hereunder are not subject to, and Guarantor has not asserted, any right of rescission, offset, counterclaim, cross-claim, recoupment or affirmative or other defense of any kind and neither the operation of any of the terms of this Guaranty nor the exercise of any right hereunder will render the Guaranty unenforceable in whole or in part.
(k)Tax Filings. Guarantor has filed (or has obtained effective extensions for filing) all federal, state and local tax returns required to be filed and has paid, or has made adequate provision for the payment of, all federal, state and local taxes, charges and assessments payable by Guarantor. Guarantor reasonably believes that its tax returns properly reflect the incomes and taxes of Guarantor for the periods covered thereby.
(l)No Bankruptcy Filing. Guarantor is not a debtor in any state or federal bankruptcy, insolvency or similar proceeding. Guarantor is contemplating neither the filing of a petition under any state or federal bankruptcy or insolvency laws nor the liquidation of its assets or property and Guarantor does not have any knowledge (after due and diligent inquiry) of any Person contemplating the filing of any such petition against it.
(m)Embargoed Person. To Guarantor’s knowledge, (i) none of the funds or other assets of Guarantor constitute property of, or are beneficially owned, directly or indirectly, by any Embargoed Person; (ii) no Embargoed Person has any interest of any nature whatsoever in Guarantor (whether directly or indirectly) and (iii) none of the funds of Guarantor have been derived from any unlawful activity. Notwithstanding anything to the contrary contained herein, the representations and warranties contained in this subsection shall survive in perpetuity.
(n)Compliance with Anti-Terrorism, Embargo, Sanctions and Anti-Money Laundering Laws. Guarantor, and to the best of Guarantor’s knowledge after due and diligent inquiry, each Person owning an interest in Guarantor: (a) is not currently identified on the OFAC List and (b) is not a Person with whom a citizen of the United States is prohibited to engage in transactions by any trade embargo, economic sanction, or other prohibition of any Legal Requirement. Guarantor has implemented procedures, and will consistently apply such procedures throughout the term of the Loan and the existence of this Guaranty, to ensure the foregoing representations and warranties remain true and correct during the term of the Loan and the existence of this Guaranty.
(o)Survival. All representations and warranties made by Guarantor herein shall survive the execution hereof.

ARTICLE IV
SUBORDINATION OF CERTAIN INDEBTEDNESS
4.1Subordination of Guarantor’s Conditional Rights. As used herein, the term “Guarantor’s Conditional Rights” shall mean any and all debts and liabilities of Borrower owed to Guarantor, whether such debts and liabilities now exist or are hereafter incurred or arise, or whether the obligations of Borrower thereon be direct, contingent, primary, secondary, several, joint and several or otherwise, and irrespective of whether such debts or liabilities be evidenced by note, contract, open account or otherwise, and irrespective of the Person or Persons in whose favor such debts or liabilities may, at their inception, have been or may hereafter be created or the manner in which they have been or may hereafter be acquired by Guarantor. The Guarantor’s Conditional Rights shall include, without limitation, all rights and claims of Guarantor for subrogation, reimbursement, exoneration, contribution or indemnification, any right to participate in any claim or remedy of Lender against Borrower or any security or collateral which Lender now has or may hereafter acquire, whether or not such claim, remedy or right arises in equity or under contract, statute (including the Bankruptcy Code or any successor or similar statute) or common law, by any payment made hereunder or otherwise, including, without limitation, the right to take or receive from Borrower, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights, against Borrower, as a result of Guarantor’s payment of all or any portion of the Guaranteed Obligations or otherwise.
4.2Liens Subordinate; Standstill. Notwithstanding any other provision of this Guaranty to the contrary, as long as any portion of the Indebtedness remains outstanding, Guarantor hereby agrees that, except as set forth in the Settlement Agreement (i) all Guarantor’s Conditional Rights and any and all liens, security interests, judgment liens, charges or other encumbrances upon Borrower’s assets securing payment of the Guarantor’s Conditional Rights shall be and remain, at all times, inferior and subordinate in all respects to the payment and performance in full of the Indebtedness and any and all liens, security interests, judgment liens, charges or other encumbrances upon Borrower’s assets securing payment of the Indebtedness, regardless of whether such encumbrances in favor of Guarantor or Lender presently exist or are hereafter created or attach, (ii) Guarantor shall not be entitled to, and shall not, receive or collect, directly or indirectly, from Borrower or any other Person any amount pursuant to or in satisfaction of any of the Guarantor’s Conditional Rights and (iii) Guarantor shall not, without the prior written consent of Lender, (x) exercise or enforce any creditor’s right it may have against Borrower in respect of any of the Guarantor’s Conditional Rights or (y) foreclose, repossess, sequester or otherwise take steps or institute any action or proceedings (judicial or otherwise, including, without limitation, the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor’s relief or insolvency proceeding) to enforce any liens, mortgages, deeds of trust, security interests, collateral rights, judgments or other encumbrances on assets of Borrower held by Guarantor.
4.3Claims in Bankruptcy. In the event of receivership, bankruptcy, reorganization, arrangement, debtor’s relief or other insolvency proceedings involving Guarantor as debtor, Lender shall have the right and authority, either in its own name or as an attorney-in-fact for Guarantor, to prove its claim in any such proceeding and to take such other steps as may be necessary so as to establish its rights hereunder and receive directly from the receiver, trustee or other court custodian, dividends and payments which would otherwise be payable pursuant to or in satisfaction of any of the Guarantor’s Conditional Rights. Guarantor hereby assigns any and all such dividends and payments to Lender. Should Lender receive, for application against the Guaranteed Obligations, any dividend or payment which is otherwise payable to Guarantor and which, as between Borrower and Guarantor, shall constitute a credit against any of the Guarantor’s Conditional Rights, then, upon payment and performance in full of the Indebtedness and the Guaranteed Obligations, Guarantor shall become subrogated to the rights of Lender to the extent that such payments to Lender with respect to, or in satisfaction of, such Guarantor’s Conditional Rights have contributed toward the liquidation of the Guaranteed Obligations and such subrogation shall be with respect to that proportion of the Guaranteed Obligations which would have remained unpaid had Lender not received such dividends or payments upon the Guarantor’s Conditional Rights.
4.4Payments Held in Trust. In the event that, notwithstanding anything to the contrary in this Guaranty, Guarantor should receive any funds, payment, claim or distribution which is prohibited by this Guaranty on account of any of the Guarantor’s Conditional Rights and either (i) such amount is paid to Guarantor at any time when any part of the Indebtedness or the Guaranteed Obligations shall not have been paid or performed in full or, (ii) regardless of when such amount is paid to Guarantor, any payment made by, or on behalf of, Borrower to Lender is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid by Lender or paid over to a trustee, receiver or any other Person, whether under any bankruptcy act or otherwise (such payment, a “Preferential Payment”), then such amount paid to Guarantor shall be held in trust for the benefit of Lender and shall forthwith be paid to Lender to be credited and applied upon the Indebtedness or the Guaranteed Obligations, whether matured or unmatured, in such order as Lender, in its sole and absolute discretion, shall determine. To the extent that any of the provisions of this Article 4 shall not be enforceable, Guarantor agrees that until such time as the Indebtedness and the Guaranteed Obligations have been paid and performed in full and the period of time has expired during which any payment made by Borrower to Lender may be determined to be a Preferential Payment, all of the Guarantor’s Conditional Rights, to the extent not validly waived, shall be subordinate to Lender’s right to full payment and performance of the Indebtedness and the Guaranteed Obligations and Guarantor shall not enforce any of the Guarantor’s Conditional Rights during such period.
ARTICLE V
MISCELLANEOUS
5.1Lender's Benefit; No Impairment of Loan Documents. This Guaranty is for the benefit of Lender and its successors and assigns and nothing contained herein shall impair, as between Borrower and Lender, the obligations of Borrower under the Loan Documents. Notwithstanding anything to the contrary contained herein, the rights of Lender hereunder may not be assigned, transferred or otherwise conveyed, whether directly or indirectly, by Lender, other than to Goldman or Citi or their successors and assigns with respect to the KBS Master Repurchase Agreement (or any replacement financing facility with respect to the Transferred Interest (as defined in the Settlement Agreement) provided by Goldman or Citi).

5.2Successors and Assigns; Binding Effect. This Guaranty shall be binding upon Guarantor and its heirs, executors, legal representatives, successors and assigns, whether by voluntary action of the parties or by operation of law. Notwithstanding anything to the contrary herein, Guarantor may in no event delegate or transfer its obligations under, or be released from, this Guaranty, except in accordance with the terms of the Loan Agreement and this Guaranty.
5.3Borrower. The term “Borrower” as used herein shall include any new or successor corporation, association, partnership (general or limited), limited liability company, joint venture, trust or other individual or organization formed as a result of any merger, reorganization, sale, transfer, devise, gift or bequest of or by Borrower or any interest in Borrower.
5.4Costs and Expenses. If Guarantor should breach or fail to timely perform any provision of this Guaranty, Guarantor shall promptly, upon written demand, but in any event within 5 Business Days from the date such demand is made by Lender, pay to Lender any and all costs and expenses (including court costs and attorneys’ fees and expenses) incurred by Lender in connection with the enforcement hereof or the preservation of Lender’s rights hereunder. The covenant contained in this Section shall survive the payment and performance of the Guaranteed Obligations.
5.5Not a Waiver; No Set-Off. The failure of any party to enforce any right or remedy hereunder, or to promptly enforce any such right or remedy, shall not constitute a waiver thereof, nor give rise to any estoppel against such party, nor excuse any other party from its obligations hereunder, nor shall a single or partial exercise thereof preclude any other future exercise, or the exercise of any other right, power, remedy or privilege. In particular, and not by way of limitation, by accepting payment after the due date of any amount payable under this Guaranty, Lender shall not be deemed to have waived any right either to require prompt payment when due of all other amounts due under this Guaranty or to declare a default for failure to effect prompt payment of any such other amount. Lender shall not be required to mitigate damages or take any other action to reduce, collect or enforce any of the Indebtedness or the Guaranteed Obligations. No set-off, counterclaim (other than compulsory counterclaims), reduction, diminution of any obligations or any defense of any kind or nature which Guarantor has or may hereafter have against Borrower or Lender shall be available hereunder to Guarantor.
5.6PRIOR AGREEMENTS. THIS GUARANTY AND THE SETTLEMENT AGREEMENT CONTAINS THE ENTIRE AGREEMENT OF THE PARTIES HERETO IN RESPECT OF THE GUARANTY DESCRIBED HEREIN, AND ALL PRIOR AGREEMENTS AMONG OR BETWEEN SUCH PARTIES, WHETHER ORAL OR WRITTEN, INCLUDING ANY TERM SHEETS, CONFIDENTIALITY AGREEMENTS AND COMMITMENT LETTERS, ARE SUPERSEDED BY THE TERMS OF THIS GUARANTY AND THE SETTLEMENT AGREEMENT AS THEY RELATE TO THE GUARANTY DESCRIBED HEREIN.
5.7No Oral Change. No modification, amendment, extension, discharge, termination or waiver of any provision of this Guaranty, nor consent to any departure by Guarantor therefrom, shall in any event be effective unless the same shall be in a writing signed by Lender, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given. Except as otherwise expressly provided herein, no notice to, or demand on, Guarantor, shall entitle Guarantor to any other or future notice or demand in the same, similar or other circumstances.
5.8Separate Remedies. Each and all of Lender’s rights and remedies under this Guaranty and each of the other Loan Documents are intended to be distinct, separate and cumulative and no such right or remedy herein or therein mentioned is intended to be in exclusion of or a waiver of any other right or remedy available to Lender.
5.9Severability. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.
5.10Number and Gender. All references to sections and exhibits are to sections and exhibits in or to this Guaranty unless otherwise specified. Unless otherwise specified, the words “hereof,” “herein,” “hereby,” “hereunder” and words of similar import when used in this Guaranty shall refer to this Guaranty as a whole and not to any particular provision, article, section or other subdivision of this Guaranty. Unless otherwise specified, all meanings attributed to defined terms herein shall be equally applicable to both the singular and plural forms of the terms so defined. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms and the singular form of nouns and pronouns shall include the plural and vice versa.
5.11Headings. The Section headings in this Guaranty are included in this Guaranty for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose.
5.12Recitals. The recitals and introductory paragraphs of this Guaranty are incorporated herein, and made a part hereof, by this reference.
5.13Counterparts. This Guaranty may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.
5.14Notices. Each notice, demand, election or request provided for or permitted to be given pursuant to this Agreement (a “Notice”) must be in writing and shall be deemed to have been properly given or served by personal delivery or by sending same by overnight courier or by depositing same in the United States Mail, postage prepaid and registered or certified, return receipt requested, or by telecopy and addressed as follows:

If to Lender:
c/o KBS Capital Advisors LLC
620 Newport Center Dr., Suite 1300
Newport Beach, CA 92660
Attention: Mr. Keith Hall and Mr. David Snyder
Facsimile No.: (949) 417-6518

with a copy to:

Greenberg Traurig, LLP
3161 Michelson Drive
Suite 1000
Irvine, CA 92612
Attention: L. Bruce Fischer, Esq.
Facsimile No.: (949) 732-6501

If to Guarantor:
Gramercy Capital Corp.
420 Lexington Avenue, 19th Floor
New York, New York 10170
Attention: Roger M. Cozzi and Jon Clark
Facsimile No.: (212) 297-1090

with a copy to:

Skadden, Arps, Slate, Meagher & Folm LLP
Four Times Square
New York, New York 10036
Attention: Harvey R. Uris, Esq.
Facsimile No.: (917) 777-2212
Each Notice shall be effective upon being personally delivered or upon being sent by overnight courier, telecopy, email or upon being deposited in the United States Mail as aforesaid.
5.15GOVERNING LAW. (A) THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
(B) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST GUARANTOR ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS (OTHER THAN ANY ACTION IN RESPECT OF THE CREATION, PERFECTION OR ENFORCEMENT OF A LIEN OR SECURITY INTEREST CREATED PURSUANT TO ANY LOAN DOCUMENTS NOT GOVERNED BY THE LAWS OF THE STATE OF NEW YORK) MAY BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK. GUARANTOR HEREBY (i) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY

OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM AND (ii) IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.
5.16TRIAL BY JURY. GUARANTOR, TO THE FULLEST EXTENT THAT IT MAY LAWFULLY DO SO, HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS GUARANTY, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY GUARANTOR AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY GUARANTOR.
5.17Intentionally Deleted.
5.18Joint and Several Liability. If Guarantor is comprised of more than one Person, the obligations and liabilities of each such Person hereunder are joint and several.
5.19Release of Guarantor upon Certain Events. Subject to any provision hereof that provides for the reinstatement of the Guarantor’s obligations hereunder, the obligations of Guarantor hereunder shall not terminate until such time as the Outstanding Principal Amount equals zero.
5.20Impairment of Subrogation Rights; Waivers of Rights Under the Anti-Deficiency Rules. Without limiting any of the other waivers and provisions set forth in this Guaranty, Guarantor hereby irrevocably and unconditionally waives all rights and defenses that Guarantor may have because the Indebtedness or the Guaranteed Obligations are secured in whole or in part by real property, including, without limitation, any rights or defenses that Guarantor may have or be entitled to assert based on or arising out of any one or more of California Code of Civil Procedure Sections 580a, 580b, 580d or 726 or California Civil Code Section 2848. This means, among other things that:
(a)    Guarantor hereby agrees that upon the occurrence and during the continuation of an Event of Default, Lender may elect to foreclose either judicially or nonjudicially against any real or personal property collateral or security it holds for all or any part of the Indebtedness or the Guaranteed Obligations, or accept an assignment of any such collateral or security in-lieu of foreclosure, or compromise or adjust any part of such obligations, or make any other accommodation with Borrower or Guarantor, or exercise any other remedy against Borrower, Guarantor or any collateral or security. No such action by Lender will release or limit the liability of Guarantor to Lender, who shall remain liable under this Guaranty after any such action, even if the effect of any such action is to deprive Guarantor of the right to collect reimbursement from Borrower or any other Person for any sums paid to Lender or of its rights of subrogation, contribution or indemnity against Borrower or any other Person.
Without limiting the foregoing, Guarantor hereby waives all rights and defenses arising out of an election of remedies by Lender, even though such an election of remedies, such as nonjudicial foreclosure with respect to security for any of the Guaranteed Obligations, has impaired or destroyed any right or ability that Guarantor may have to seek reimbursement, contribution, or indemnification for any amounts paid by Guarantor under this Guaranty, by the operation of Section 580d of the California Code of Civil Procedure. Guarantor further understands and acknowledges that in the absence of this waiver such potential impairment or destruction of Guarantor’s rights, if any, may entitle Guarantor to assert a defense to this Guaranty based on California Code of Civil Procedure Section 580d as interpreted in Union Bank v. Gradsky, 265 Cal. App. 2d 40, 71 Cal. Rptr. 64 (1968), on the grounds, among others, that Lender should be estopped from pursuing Guarantor because Lender’s election to foreclose may have impaired or destroyed such subrogation, reimbursement, contribution, or indemnification rights of Guarantor. By execution of this Guaranty, Guarantor hereby intentionally, freely, irrevocably, and unconditionally waives and relinquishes any such defense and agrees that (i) Guarantor will be liable under this Guaranty even though Lender has foreclosed judicially or nonjudicially against any real or personal property collateral or security for Borrower’s obligations, (ii) Guarantor will not assert any such defense in any action or proceeding which Lender may begin to enforce this Guaranty and (iii) Guarantor shall in no event be deemed to have any right, title, interest or claim under any circumstance in or to any real or personal property held by Lender or any third party following any foreclosure or assignment-in-lieu thereof of any such collateral or security.
(b)    Guarantor hereby intentionally, freely, irrevocably and unconditionally waives and relinquishes all rights which may be available to Guarantor under any provision of California law or under any California judicial decision, including, without limitation, Sections 580a and 726(b) of the California Code of Civil Procedure, to limit the amount of any deficiency judgment or other judgment which may be obtained against Guarantor under this Guaranty to not more than the amount by which the unpaid Guaranteed Obligations, plus all other Indebtedness due from Borrower under the Loan Documents, exceeds the fair market value or fair value of any real or personal property securing such obligations, and any other Indebtedness due from Borrower under the Loan Documents including, without limitation, all rights to an appraisement of, judicial or other hearing on, or other determination of the value of such property. Guarantor understands and agrees that, as a result of the waiver of the foregoing rights, privileges, benefits and defenses, and without limiting the effect of the foregoing waiver, (i) Lender may have the ability to pursue Guarantor or any other guarantor for a judgment on the Guaranteed Obligations without having first foreclosed on the real or personal property collateral or security for all or any part of the Indebtedness or the Guaranteed Obligations, (ii) Lender may have the ability to sue Guarantor or any other guarantor for a deficiency judgment on the Indebtedness or the Guaranteed Obligations after a non-judicial foreclosure sale or, regardless of any election of remedies by Lender, if the Guaranteed Obligations or any of the other Indebtedness of Borrower to Lender under the Loan Documents is considered to have been provided by a vendor to a buyer and to evidence part of the purchase price for the real or personal property collateral or security and (iii) Lender may be entitled to recover from Guarantor an amount which, when combined with the value of any real or personal property foreclosed upon by Lender (or the proceeds of the sale of which have been received by Lender) and any sums collected by Lender from Borrower or other Person, might exceed the amount of the Guaranteed Obligations, plus all other Indebtedness due from Borrower under the Loan Documents.
(c)Notwithstanding the foregoing, nothing contained in this Section shall in any way be deemed to imply that California law or any other state’s law other than New York shall govern this Guaranty or any of the Loan Documents in any respect, except as may be expressly set forth therein, including with respect to the exercise of Lender’s remedies under the Loan Documents.
(d)This Guaranty amends and restates the Original Guaranty in its entirety but does not constitute a novation thereof. Notwithstanding anything stated to the contrary in this Guaranty, this Guaranty shall not amend and restate the Original Guaranty until and unless, and not be effective until, the Release Effective Date, and shall not until the Release Effective Date, impair, effect, or limit any of the rights of Lender, or any of the obligations of Guarantor, under the Original Guaranty.
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IN WITNESS WHEREOF, the undersigned has executed this Guaranty all as of the day and year first above written.
GUARANTOR:
GRAMERCY CAPITAL CORP., a
Maryland corporation

By:	/s/ Roger Cozzi
Name: Roger Cozzi
Title:    Chief Executive Officer

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LENDER:
KBS DEBT HOLDINGS MEZZ HOLDER, LLC,
a Delaware limited liability company

By:	KBS DEBT HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its manager

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
its sole general partner

By:	/s/ David E. Snyder
David E. Snyder
Chief Financial Officer

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KBS GKK PARTICIPATION HOLDINGS I, LLC,
a Delaware limited liability company

By:	KBS DEBT HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its manager

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
its sole general partner

By:	/s/ David E. Snyder
David E. Snyder
Chief Financial Officer

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KBS GKK PARTICIPATION HOLDINGS II, LLC,
a Delaware limited liability company

By:	KBS DEBT HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its manager

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
its sole general partner

By:	/s/ David E. Snyder
David E. Snyder
Chief Financial Officer

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KBS ACQUISITION SUB, LLC,
a Delaware limited liability company

By:	KBS ACQUISITION HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

By:	KBS GKK PARTICIPATION HOLDINGS I, LLC,
a Delaware limited liability company,

By:	KBS DEBT HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its manager

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
its sole general partner

By:	/s/ David E. Snyder
David E. Snyder
Chief Financial Officer

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KBS ACQUISITION HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

By:	KBS GKK PARTICIPATION HOLDINGS I, LLC,
a Delaware limited liability company,

By:	KBS DEBT HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its manager

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
its sole general partner

By:	/s/ David E. Snyder
David E. Snyder
Chief Financial Officer

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SCHEDULE A

American Financial TRS, Inc. (DE)
First States Group, LLC (DE)
First States Investors 104 Holdings, L.P. (DE)
First States Investors 240 Holdings, LLC (DE)
First States Investors 241 Holdings, LLC (DE)
First States Investors 3300 Holdings, LLC (DE)
First States Investors 4000A, L.P. (DE)
First States Investors 4100, LLC (DE)
First States Investors 4600 Holdings, LLC (DE)
First States Investors 5000, LLC (DE)
First States Investors 6000, LLC
First States Investors 801, L.P. (PA)
First States Investors 923 Holdings, L.P.
First States Investors 927 Holdings, LLC
First States Investors Asset Group A, L.P.
First States Investors GS Pool A Holdings, LLC (DE)
First States Investors GS Pool B Holdings, LLC (DE)
First States Investors, L.P. (DE)
First States Partners III, L.P. (DE)
First States Partners, L.P.
First States Properties, L.P. (PA)
First States Wilmington JV, L.P.